UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012 (September 25, 2012)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2012, Chesapeake Energy Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Eighth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of December 2, 2010, among the Company, Chesapeake Exploration, L.L.C., as Borrower, Union Bank, N.A., as Administrative Agent, Wells Fargo Bank, National Association, The Royal Bank of Scotland plc and BNP Paribas, as Co-Syndication Agents, Credit Agricole Corporate and Investment Bank, as Documentation Agent, and the several lenders party thereto. The Amendment, among other things:

(i)
adjusts the Company’s indebtedness to EBITDA ratio as set forth below through the earlier of (a) December 31, 2013 and (b) the date on which the Company elects to reinstate the indebtedness to EBITDA ratio in effect prior to the Amendment (in either case, the “Amendment Effective Period”);

Effective Date	Indebtedness to EBITDA Ratio
September 30, 2012	6.00 to 1.00
December 31, 2012	5.00 to 1.00
March 31, 2013	4.75 to 1.00
June 30, 2013	4.50 to 1.00
September 30, 2013	4.25 to 1.00

(ii)
requires the Company, during the Amendment Effective Period, to maintain collateral for borrowings under the Credit Agreement with a value of no less than $75 million below the Collateral Value (as defined in the Credit Agreement) in effect as of September 30, 2012;

(iii)
increases by 0.25% the applicable margin for borrowings under the Credit Agreement on each day during the Amendment Effective Period where borrowings exceed 50% of the Credit Agreement borrowing capacity; and

(iv)	requires the Company to pay a fee to each lender in an amount equal to 0.05% of its revolving commitment in the event that the Amendment Effective Period is in effect on June 30, 2013.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President – Treasurer and Corporate Secretary

Date:           October 1, 2012

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Third Amendment to Eighth Amended and Restated Credit Agreement, dated as of September 25, 2012, among Chesapeake Energy Corporation, Chesapeake Exploration, L.L.C., Union Bank, N.A., as Administrative Agent, and the several lenders parties thereto.